                                                                EXHIBIT 99

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             09/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-s9                                  WEIGHTED AVERAGE PC RATE:    6.73390%

POOL NUMBER:  1758

____________________________________________________________________________________________

ISSUE DATE:  08/29/2001

CERTIFICATE BALANCE AT ISSUE:    $755,114,461.00

                                                                 CERTIFICATE

                                                   TOTAL         ACCOUNT            CERTIFICATE

                                                   NUMBER OF     ACTIVITY           BALANCE

                                                   MORTGAGES     (@PC RATE)         OUTSTANDING

                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    1838                         $755,114,461.99

PRINCIPAL POOL COLLECTION(S):

Scheduled Principal Collection Due Current Month                     $210,210.45

Unscheduled Principal Collection/Reversals                           $197,645.37

Liquidations-in-full                                       6       $2,641,405.92

Net principal Distributed                                          $3,049,261.74     ($3,049,261.74)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       1832                         $752,065,200.25

SCHEDULED INTEREST AT MORTGAGE RATE:                               $4,644,087.67

UNSCHEDULED INTEREST AT MORTGAGE RATE:

Unscheduled Interest Collection/Reversals                                  $0.00

Interest Uncollected on Liquidation                                        $0.00

Interest Uncollected on Non-Earning Assets                                 $0.00

Net Unscheduled Interest Distributed                                       $0.00

OTHER:

Loan Conversion Fees                                                       $0.00

Expense Reimbursements                                                     $0.00

Gain on Liquidations                                                       $0.00

Hazard Insurance Premium Refunds                                           $0.00

Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $405,684.78

UNSCHEDULED SERVICING FEES:

Unscheduled Service Fee Collections/Reversals                              $0.00

Servicing Fees Uncollected on Liquidation                                  $0.00

Servicing Fees Uncollected/Non-Earning Assets                              $0.00

Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $7,287,664.63

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             09/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-s9                                  WEIGHTED AVERAGE PC RATE:    6.73390%

POOL NUMBER:  1758

____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL

  Loan Count Of              Aggregate Loss

  Incurred Loss                  Amount

__________________         _________________

                 0                     $0.00

*Aggregate Loss Amount and Count do not include this month's activity

 SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE

     Principal          Scheduled         Interest        Net Interest                            Total

   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution

__________________  ________________  ________________  ________________  ________________  ________________

     $3,049,261.74     $4,238,402.89             $0.00     $4,238,402.89             $0.00     $7,287,664.63

 INSURANCE RESERVES

                         Original         Claims In          Claims           Coverage          Coverage

  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining

___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00

Special Hazard                  $0.00             $0.00             $0.00             $0.00             $0.00

Bankruptcy Bond

   Single-Units                 $0.00             $0.00             $0.00             $0.00             $0.00

   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00

Mortgage Repurchase             $0.00             $0.00             $0.00             $0.00             $0.00

DELINQUENT INSTALLMENTS

ONE                          TWO                          THREE

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

    6      $2,361,655.18         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class B1, B2, B3, B4, B5, B6

Certificates immediately after the principal and interest distribution on

09/25/2001 are as follows:

                Class       Class Principal Balance

                B1                $12,455,537.74

                B2                 $4,528,741.15

                B3                 $2,641,265.81

                B4                 $2,264,370.57

                B5                 $1,131,685.43

                B6                 $1,513,092.41

                              __________________

                Total             $24,534,693.10

                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                            EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of August 31, 2001):

SERIES:  2001-s9                POOL NUMBER:  1758

                           I                     II                      III

                     Total Loans In        Total Delinquent        Loans Delinquent

                     Mortgage Pool              Loans                  1 Month

                  --------------------   ---------------------   ---------------------

 Dollar Amount:       $752,065,200.25**        $2,361,655.18***        $2,361,655.18***

Number:                         1832                      6                       6

% of Pool:                    100.00%                  0.31%                   0.31%

(Dollars)

% of Pool:                    100.00%                  0.33%                   0.33%

(No. of Loans)

                            IV                      V                      VI

                    Loans Delinquent        Loans Delinquent           Loans In

                        2 Month                 3 Month               Foreclosure

                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***                $0.00***

Number:                           0                       0                       0

% of Pool:                    0.00%                    0.00%                   0.00%

(Dollars)

% of Pool:                    0.00%                    0.00%                   0.00%

(No. of Loans)

                           VII

                     Loans Acquired

                  --------------------

Dollar Amount:                $0.00***

Number:                           0

% of Pool:                     0.00%

(Dollars)

% of Pool:                     0.00%

(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all September 01, 2001 scheduled payments and August 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of

August 31, 2001.

Trading Factor, calculated as of distribution date : 0.99596186.

By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including September 01, 2001, and unscheduled prepayments in months prior to September ) can be calculated.